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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 27, 2004

VON HOFFMANN HOLDINGS INC.
VON HOFFMANN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

333-90992 333-90992 (Commission File Number)	22-1661746 43-0633003 (IRS Employer Identification No.)
1000 Camera Avenue St. Louis, Missouri (Address of Principal Executive Offices)	63126 (Zip Code)

(314) 966-0909
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD.

        Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information relating to the company, including information relating to the combination of Jostens, Inc., Von Hoffmann Holdings Inc. and AHC I Acquisition Corp.

Item 9.01.    Financial Statements and Exhibits

  (a)
  Not Applicable.
  (b)
  Not Applicable.
  (c)
  Exhibits.

Exhibit No.	Description
99.1	Supplemental Regulation FD Disclosure dated September 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2004

VON HOFFMANN HOLDINGS INC.
By:	/s/ ROBERT S. MATHEWS
Name: Robert S. Mathews Title: President and Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2004

VON HOFFMANN CORPORATION
By:	/s/ ROBERT S. MATHEWS Name: Robert S. Mathews Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Supplemental Regulation FD Disclosure dated September 27, 2004*

*
This exhibit is furnished by the Company and is not "filed" for purposes of Section 18 of the Exchange Act. See Item 7.01 and Item 9.01.

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  Item 7.01. Regulation FD.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
SIGNATURES
EXHIBIT INDEX